UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Blockbuster Inc.

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EXPLANATORY NOTE

The materials being filed by Blockbuster Inc. (the “Company”) on this Schedule 14A are materials for use in investor presentations that may be made to stockholders of the Company on or after the date hereof. Stockholders of the Company are urged to read the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2005, which contains important information regarding the Company’s 2005 Annual Meeting. Stockholders of the Company and other interested parties may obtain, free of charge, copies of the Proxy Statement, and any other documents filed by the Company with the SEC, at the SEC’s Internet website at www.sec.gov. The Proxy Statement and these other documents may also be obtained free of charge by contacting Morrow & Co., Inc., the firm assisting the Company in the solicitation of proxies, toll-free at 1-800-607-0088.

Presentation

Blockbuster—Delivering Shareholder Value

April 2005 Investor Presentation

Forward-Looking Statements

This presentation includes forward-looking statements related to Blockbuster’s business outlook and related financial and operational strategies and goals. These statements include, without limitation, statements related to (i) Blockbuster’s business model and its overall strategies to offset the risks facing its industry; (ii) Blockbuster’s current primary initiatives for long-term growth, in particular its “No Late Fees” program and its online initiatives, as well as its trading, games and in-store subscription initiatives; (iii) Blockbuster’s priorities and expectations with respect to its primary initiatives and its plans to offset the costs associated with these initiatives during 2005; and (iv) Blockbuster’s projected long-term results of operations and the factors behind such expectations. These forward-looking statements and all other statements that may be made during this presentation that are not historical facts are based on management’s current intent, expectations, estimates and projections. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) consumer appeal of Blockbuster’s existing and planned product and service offerings, in particular its “No Late Fees” program and its online initiatives, as well as its trading, games and in-store subscription initiatives; (ii) the impact of competitor pricing and product and service offerings; (iii) Blockbuster’s ability to effectively and timely prioritize and implement its initiatives and its related ability to timely implement and maintain the necessary information technology systems and infrastructure to support its initiatives; (iv) the extent and timing of Blockbuster’s continued investment of incremental operating expenses and capital expenditures to continue to develop and implement its initiatives and its corresponding ability to effectively control operating expenses; (v) the studios’ dependence on revenues generated from retail home video and their related determinations with respect to pricing and the timing of distribution of their product; (vi) the variability in consumer appeal of the movie titles and games software released for rental and sale; (vii) the impact of developments affecting Blockbuster’s outstanding litigation and claims against it; and (viii) other factors, as described in Blockbuster’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Cautionary Statements” in Blockbuster’s annual report on Form 10-K for the fiscal year ended December 31, 2004.

Blockbuster—Committed To Shareholder Value.

In 1997 and 1998 management team completed turn around of Blockbuster based on guaranteed availability, advertising, rewards and operational improvements.

Revenue and gross profit have grown at compound annual rates of 6.3% and 6.0%, respectively, since 1999 and, over the same time, free cash flow has totaled $1.5 billion.

The video rental industry has undergone significant decline and Blockbuster is repositioning itself to capitalize on new opportunities.

Our new strategies are already delivering results.

We have also aggressively reduced capital spending, corporate overhead and overall costs.

In 2004, We Began To Reposition The Company

Developed And Launched

In-store subscription Online subscription Game concepts Movie trading No Late Fees

Our Goal :

Revitalize Our Core Rental Business and Create Alternative Revenue Sources

Split-Off From Viacom

Completed in October Better strategic and operational flexibility

While Delivering Strong Revenue And Gross Profit

Strong Revenue Growth

‘99 – ‘04 CAGR: 6.3%

($millions) $6,000

$4,000 $2,000 $0 $4,464 $4,960 $5,157 $5,566 $5,912 $6,053

1999 2000 2001 2002 2003 2004

Same-store sales

8.3% 5.6% 2.5% 5.1% (2.2%) (3.2%)

Rental Retail

Strong Gross Profit Growth

($millions) $4,000

$3,000 $2,000 $1,000 $0

‘99 – ‘04 CAGR: 6.0% $3,522 $3,612 $3,0741 $3,207 $2,707 $2,924

% Margin

1999 2000 2001 2002 2003 2004

60.5% 59.0% 59.6% 57.6% 59.6% 59.7%

Rental Retail

1 2001 gross profit includes add-back of non-cash charges of $337.6 million for change in accounting estimates and special items, which is included primarily in rental gross profit.

Allowing Investment In The Company’s Future

Significant investment in our business has been supported by strong cash flow from our core rental business.

($millions) $800 $600 $400 $200 $0

OIBDA/Free Cash Flow $737

=$639 $564 $589 +$1204 $550 $442 $403 =$388 $289 $250 $519

+$2603 $128 $737

2000 2001 2002 2003 2004

OIBDA 1

Free Cash Flow 2

Initiatives Spend

1 OIBDA = Operating Income before Depreciation and Amortization of intangibles. Includes add-back of non-cash charges of $31.6 million in 2000 related to the impairment of certain hardware and capitalized software costs. Includes add-back of non-cash charges of $345.4 million for change in accounting estimates and special items in 2001. Includes Wherehouse Entertainment Inc. lease guarantee write-down of $18.7 million in 2002. Includes add-back of share-based compensation of $18.3 million in 2004. Includes add-back of non-cash impairments of goodwill and other long-lived assets of $1.3 billion in 2003 and $1.5 billion in 2004.

2 Free Cash Flow = Net cash flow provided by operating activities—CAPEX—rental library purchases.

3$ 260 million includes $140 million of CAPEX and $120 million of operating costs.

4$ 120 million initiative-related operating cost.

Note: All figures have been restated for tenant allowances.

…And Aggressively Cutting Costs.

?The Company expects operating income for full-year 2005, excluding launch cost associated with No Late Fees, to be flat with adjusted operating income for full-year 2004.

($millions)

2004 Operating Income

Lost EVF Operating Income

-$ 250 to $300

Incremental Online Operating Cost

-$ 70

G&A Reduction

+ $ 70

Operating Income Primarily Offset By Revenue Growth

+ $ 250 to $300

Launch Of No Late Fees

-$ 50

2005 Operating Income

Cut capital spending by$130 million from last year.

Began S&A reduction in second quarter of 2005.

Put game initiatives and marketing of movie trading on hold until 2006.

Note:

The graphic is for illustrative purposes only and excludes non-cash charge for share-based compensation and severance.

Growth Must Be Generated From New Revenue Sources.

Blockbuster is repositioning itself to operate in growth businesses.

US Movies and Games Industry

2005E 2007E

Traditional Rental 1 $7.0B $5.8B

Online Subscription 2 0.9B 1.7B

In-Store Subscription 2 0.4B 0.7B

Retail Movies 1 18.4B 22.7B

Used / Traded Movies 3, 4 1.8B 2.2B

Retail Games3 7.9B 9.6B

Games Rental / Used / Traded 3, 4 2.1B 2.3B

Total $38.4B 5 $44.9B 5

CAGR

- 9.0%

CAGR 8.1%

1 Source: Kagan Research, LLC

2 Source: Adams Media Research

3 Source: LEK Consulting

4 Includes previously viewed/played product, which Blockbuster reports under rental revenue.

5 Columns do not foot due to rounding.

The Rental Revenue Mix Is Shifting…

Subscription could represent 20% to 30% of movie rental revenues within the next three years.

05—08

($millions) 2004 2005 2006 2007 2008 CAGR

Adams

Traditional $ 8,236 $ 7,737 $ 7,592 $ 7,387 $ 7,125 -2.7%

Subscription 686 1,304 1,865 2,369 2,706 27.5%

Total $ 8,922 $ 9,041 $ 9,457 $ 9,756 $ 9,831 2.8%

LEK

Traditional $ 6,946 $ 6,585 $ 6,147 $ 5,846 $ 5,405 -6.4%

Subscription 847 1,426 1,941 2,292 2,492 20.5%

Total $ 7,793 $ 8,011 $ 8,088 $ 8,138 $ 7,897 -0.5%

Kagan

Traditional $ 7,446 $ 6,960 $ 6,362 $ 5,764 $ 4,933 -10.8%

Subscription 605 983 1,340 1,648 1,930 25.2%

Total $ 8,051 $ 7,943 $ 7,702 $ 7,412 $ 6,864 -4.8%

Source: Adams Media Research—Updated Feb-05—Hollywood Aftermarket Newsletter Source: LEK Consulting—Updated Feb-05—Home Video Reforecast

Source: Kagan Research, LLC—Updated May-04—The State of Home Video 2005 was published November-04 but did not include updated rental revenue estimates.

Note:

Columns do not foot due to rounding.

…With The Market Ranging Between 5-12 Million Subscribers.

Growing Online rental is our priority in 2005.

(millions)

12.00

8.00

4.00

0.00

Year-End Subscribers

12.30

10.20

9.2 7.90 8.0 7.6 7.00 6.20 5.40 5.4 5.30 4.30

‘05-08 CAGR

Adams 31.7% Kagan 17.6% LEK 19.3%

2005F 2006F 2007F 2008F

Adams Kagan LEK

Source: Adams Media Research—Updated Jan-05—Proprietary Subscription model

Source: Kagan Research, LLC—Updated May-04—The State of Home Video 2005 was published November-04 Source: LEK Consulting -Updated Feb-05—Home Video Reforecast

Online Rental…Significant Opportunity.

As of March 2005, Blockbuster had more than 750,000 Online subscribers.

The Company’s goal is to have more than 2 million subscribers by the end of the first quarter of 2006.

BLOCKBUSTER Online

Online projected to be $1.9 billion1 business in 2008 with 9 million1 subscribers.

Online could generate close to $100 million in operating income starting in 2007.

Significant competitive advantage by leveraging store base with integration.

1 Average of Industry Projections by Adams Media Research, Kagan Research, LLC and LEK Consulting.

Blockbuster Pioneered In-Store Subscription.

Ended 2004 with more than 2.1 million on Movie PassTM subscription.

BLOCKBUSTER Movie Pass

Unlimited Movie Rentals

In 2004, Blockbuster Movie Pass was in all domestic stores.

Estimated to be in excess of 19% of rental revenues in 2005.

Movie Pass customers spend on average $24 more per month and visit our stores 5 times more often than non-pass customers.

Trading Is New And Growing Business That Drives Retail.

Trade and Save at BLOCKBUSTER

1 Bring us your DVDs & Games

2 Get store credit

3 Rent or buy for less

In 2004, Blockbuster sold more than 14 million movies and games traded by customers.

Trading was launched in 57% of our domestic stores in 2004 and will be most stores in 2005.

Trading will improve product selection and drive sales of new and used movies and games.

In 2005, Blockbuster will continue to leverage and position trading as a unique offering to help drive overall retail activity.

Games Are An Important And Growing Business.

Games, including rental, contributed $1 billion in total revenues in 2004.

Our games business continued to grow in 2004 ending the year with:

More than 440 Game Rush store-in-store locations in the U.S.

More than 200 Gamestation locations, including freestanding and store-in-stores.

More than 60 freestanding Rhino Video Games locations.

In 2005 Blockbuster plans to refine its game business and continue growth in 2006 and beyond, based on performance.

No Late Fees Has Been A Success...

Our customers are happier and we are better positioned to compete against alternatives that don’t have late fees.

THE END OF THE LATE FEES.

THE START OF MORE.

ACTIVE MEMBERS ARE UP

During March, active member counts in our corporate stores versus year ago were more than 7 percentage points higher than in non-participating domestic franchise stores.

TOTAL REVENUE GAP IS CLOSING

Even though we’ve eliminated about 10% of total revenues, in March, our total same store revenues ranged from 2 percentage points below to 2 percentage points above compared to non-participating franchise stores.

It’s WORKING - traffic and transactions are up in our stores.

Active Members Are Trending Up…

Our active member counts are trending up for the first time in 2 years.

Monthly 28-Day Active Member Trend 2003-2005; Percent

Launched No Late Fees

4% 2% 0% -2% -4% -6% -8% -10% -12% -14%

Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05

Year Over Year Percentage Change

…And Performing As Seeing In The Test Markets.

As of end of February 2005, weekly active member comparisons show strong correlation with the test markets.

Weekly Active Member Comparisons Year Over Year; Percent

20.00% 15.00% 10.00% 5.00% 0.00% -5.00% -10.00% -15.00%

Launched No Late Fees

R2 = 0.6188 Test Markets Trendline

1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43

Test Markets Company

Why Running The Business For Cash Doesn’t Create Value…

Rental Industry

Rental Industry Projected To Decline

Decline In BBI

Rental Revenues

Decline In BBI Gross Profit

Combined With Cost Inflation

Significantly Reduced EPS

And

Significantly Reduced Cash Flow

We are balancing investments with aggressive cost reductions and are well-positioned to realize the benefits:

Improved competitive position Revitalized core business

…And New Revenue Sources Must Be Created.

($millions)

2004 Rental Gross Profit $3,178

Annual Gross Profit Loss Due to 4% Rental Industry Decline1

-$ 125

Annual SG&A

Increase Assuming 2% Inflation2

-$ 62

Significantly Lower Profitability More Than $180 Annual Reduction

Note:

The graphic is for illustrative purposes only.

1 This number represents the compound annual growth rate of the rental industry from 2004 to 2008 as reported by Kagan Research, LLC—Updated May-04—The State of Home Video 2005 was published November 2004

2 Based on 2004 SG&A expenses of $3,093 billion before excluding share-based compensation.

Our New Business Model Requires Organizational Realignment And Tremendous Focus On Execution.

Strong Leadership Team

Realign resources to support new strategy

Reduce costs

Enthusiastic organizational support

Focus on most important initiatives

Successful Strategy Execution

Blockbuster – Shareholder Value Focused.

Driving Performance In Our Core Business

Creating Profitable Growth Initiatives

Increasing Efficiency

Return on Assets

Financial Flexibility

Achieving appropriate capital structure

Total Debt/EBITDA

Total Debt/Enterprise Value

Earnings Power

EPS Cash Flow Operating Income

Total Returns

ROIC

Total Return To Shareholders

Employees’ Interests ARE Aligned With Shareholders.

Employees

8.7%

Other Shareholders

91.3%

Fully Diluted Equity Ownership

Note:

Employee ownership includes options, restricted shares and restricted share units, whether vested or unvested.

Our Strategy IS The Best Option.

Blockbuster Is Better Positioned To Outperform Industry. .

Eliminating Late Fees.

Growing In-store Subscription.

Establishing A Profitable And Growing Online Rental Subscription Business.

Increasing Revenues And Profits From Games And Movie Trading.

Appendix

Reconciliations of Non-GAAP Financial Measures

OIBDA Reconciliation

($millions)

2000 2001 2002 2003 2004

Operating income (loss) $ 67.2 $ (217.2) $ 347.7 $ (836.7) $ (1,253.2) Depreciation and amorization of intangibles 451.4 435.8 240.8 268.4 249.7 Non-cash charges 31.6 345.4 - - -Share-based compensation - - - - 18.3 Impairment of goodwill and other long-lived assets - - - 1,304.9 1,504.4

OIBDA $ 550.2 $ 564.0 $ 588.5 $ 736.6 $ 519.2

Free Cash Flow Reconciliation

($millions)

2000 2001 2002 2003 2004

Cash provided by operations $ 1,343.9 $ 1,413.4 $ 1,462.3 $ 1,430.3 $ 1,215.4

Rental library purchases (810.0) (859.4) (1,060.9) (836.6) (798.4)

Capital expenditures (244.6) (111.6) (151.7) (191.0) (289.1)

Free cash flow $ 289.3 $ 442.4 $ 249.7 $ 402.7 $ 127.9

Free Cash Flow Reconciliation (cont.)

($millions)

2000 2001 2002 2003 2004

Net Loss $ (81.1) $ (238.8) $ (1,621.1) $ (978.7) $ (1,248.8)

Depreciation and amorization of intangibles 451.4 435.8 240.8 268.4 249.7

Non-cash charges 31.6 345.4 - - -

Impairment of goodwill and other long-lived assets - - - 1,304.9 1,504.4

Capital expenditures (244.6) (111.6) (151.7) (191.0) (289.1)

Rental library purchases, net of rental amortization (74.4) 18.9 (36.6) 118.2 (50.4)

Non-cash share-based compensation expense - - - - 17.0

Excess tax benefit from share-based compensation - - - - (5.1)

Changes in working capital 78.3 96.3 (17.0) (50.0) 44.5

Cumulative effect of change in accounting principle, net of tax - - 1,817.0 4.4 -

Changes in deferred taxes and other 128.1 (103.6) 18.3 (73.5) (94.3)

Free cash flow $ 289.3 $ 442.4 $ 249.7 $ 402.7 $ 127.9